Hedging	9 Months Ended
Sep. 30, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Condensed Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" ("AOCI") and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income currently. See further information regarding fair value measurements and balances of derivatives in Note 8.
To manage its exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars, the company uses average rate put options, average rate collars (an average rate put option paired with an average rate call option) and average rate forward contracts. Average rate put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Average rate euro call options sold by the company require an upfront premium payment to be received from the counterparty and limit the benefit of an increase in the value of the euro without limiting the risk of a decline in the value of the euro. The company may use average rate call options to reduce the cost of currency hedging coverage. In some cases, the company may simulate an average rate forward contract by entering into an average rate put option and an average rate call option at the same strike rate to lock in the future exchange rate of the notional amount. These instruments do not require upfront premium payments. These instruments are designated as cash flow hedges. At September 30, 2013, the amount of unrealized net losses on the company's currency hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is $10 million; these net losses were deferred in "Accumulated other comprehensive income (loss)."
In connection with the February 2013 debt refinancing further discussed in Note 6, certain of the company's hedging counterparties that were members of the previous Credit Facility were no longer participants in the new ABL Facility. Upon consummation of the ABL Facility on February 5, 2013, the company transferred all outstanding hedge positions with former Credit Facility members to lenders under the ABL Facility. The transferred positions included approximately €71 million notional amount of euro call and put options that matured during the first three quarters of 2013. The change in counterparty is a change in a critical term resulting in termination of hedge accounting at the transfer date. Due to technical accounting requirements, these specific option contracts did not qualify to be re-designated as cash flow hedges at the transfer date. Therefore, the decline in fair value of these options through the transfer date was deferred in AOCI until the hedged transaction occurred because the related hedged cash flows remained probable of occurrence. However, unrealized changes in fair value after the transfer date were recognized currently in "Net sales."
Loss of hedge accounting did not affect the put and call options' purpose of reducing the volatility inherent in exchanging euro-based revenue into U.S. dollars or change the ultimate earnings or cash flow recognized upon settlement of each position. However, loss of hedge accounting resulted in unintended volatility of earnings for the first, second and third quarters of 2013 as the fair market value adjustments after the transfer date were recognized in "Net sales." Ultimately, for the nine months ended September 30, 2013, the effect on earnings is the same as if the company had maintained hedge accounting. Activity related to these transferred positions is as follows:

	Realized Losses Recorded in "Net sales"
(In thousands)	Quarter ended September 30, 2013	Nine months ended September 30, 2013
€25 million purchased euro put option settled in Q1 2013	$—	$—
€25 million sold euro call option settled in Q1 2013	—	(620)
€19 million purchased euro put option settled in Q2 2013	—	—
€19 million sold euro call option settled in Q2 2013	—	(507)
€27 million purchased euro put options settled in Q3 2013	—	—
€27 million sold euro call options settled in Q3 2013	(1,265)	(1,265)
	$(1,265)	$(2,392)

Most of the company's foreign operations use the U.S. dollar as the functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." To reduce the resulting volatility, the company also enters into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales."

	Quarter ended September 30,		Nine months ended September 30,
(In thousands)	2013	2012	2013	2012
Gains (losses) on 30-day euro forward contracts	$(3,288)	$(1,781)	$(3,024)	$(1,021)
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	5,384	4,129	332	(3,281)

The company also enters into bunker fuel forward contracts for its shipping operations, which permit it to lock in fuel purchase prices for up to three years and thereby minimize the volatility that changes in fuel prices could have on its operating results. These bunker fuel forward contracts are designated as cash flow hedging instruments. In the third quarter of 2013, the company determined that the specific future bunker fuel purchases that were hedged using Singapore 180 fuel derivatives had a remote probability of occurrence based on modifications to the company's shipping configuration. As a result of this change, accounting standards required the company to discontinue hedge accounting and to recognize unrealized net losses on its Singapore 180 bunker fuel forward contracts, which were recorded in "Cost of sales" in the Condensed Consolidated Statements of Income during the quarter ended September 30, 2013. Unrealized net losses recognized as a result of discontinuing hedge accounting were not significant. In October 2013, the company sold all Singapore 180 fuel derivative outstanding positions at an insignificant loss.
At September 30, 2013, the amount of unrealized net gains on the company's bunker fuel hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is $1 million; these net gains were deferred in "Accumulated other comprehensive income (loss)."
At September 30, 2013, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Currency derivatives:
Purchased euro put options	€51 million	$1.20/€	2013
Sold euro call options	€51 million	$1.28/€	2013
Average rate forward contracts	€35 million	$1.24/€	2013
Purchased euro put options	€91 million	$1.30/€	2014[2]
Sold euro call options	€91 million	$1.39/€	2014[2]
Average rate forward contracts	€91 million	$1.34/€	2014[2]

3.5% Rotterdam Barge fuel derivatives:
Bunker fuel forward contracts[1]	15,006 mt	$539/mt	2013
Bunker fuel forward contracts[1]	90,504 mt	$581/mt	2014
Bunker fuel forward contracts	59,800 mt	$556/mt	2015[2]

Derivatives not designated as hedging instruments:
30-day euro forward contracts	€79 million	$1.35/€	October 2013
Singapore 180 fuel derivatives:
Bunker fuel forward contracts[1,3]	4,167 mt	$560/mt	2013
Bunker fuel forward contracts[1,3]	17,912 mt	$618/mt	2014
Bunker fuel forward contracts[3]	14,840 mt	$594/mt	2015

[1]
As described in Note 11 of the 2012 Annual Report on Form 10-K, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes resulted in hedge rates for accounting purposes that are different from those in the hedge contract terms.

[2]	Settlement periods for bunker fuel forward contracts and purchased and sold euro options are through September 2015 and December 2014, respectively.

[3]	As discussed above, in October 2013, the company sold all Singapore 180 fuel derivative outstanding positions at an insignificant loss.
Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

	2013		2012
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at beginning of year	$(23,215)	$8,572	$5,232	$14,754
Realized (gains) losses included in net income	5,601	(2,839)	(4,381)	(5,514)
Transfers[1]	7,638	—	—	—
Purchases, net[2]	541	—	—	—
Changes in fair value	6,310	1,888	(851)	19,471
Balance at March 31	$(3,125)	$7,621	$—	$28,711
Realized (gains) losses included in net income	4,766	(2,151)	(53)	(4,139)
Purchases, net [2]	62	—	850	—
Changes in fair value	(5,142)	(7,673)	(3,324)	(20,250)
Balance at June 30	$(3,439)	$(2,203)	$(2,527)	$4,322
Realized (gains) losses included in net income	3,568	(1,908)	1,018	(3,822)
Transfers[1]	—	193	—	—
Purchases (sales), net [2]	314	—	—	—
Changes in fair value	(10,180)	3,888	(14,109)	12,551
Balance at September 30	$(9,737)	$(30)	$(15,618)	$13,051

[1]	Represents the fair value at the transfer date of positions where hedge accounting was terminated. See discussion above.

[2]
Purchases represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options. Bunker fuel and currency forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at September 30, 2013 are expected to be reclassified into income as follows (in thousands):

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2013	$(7,860)	$603	$(7,257)
2014	(2,810)	(487)	(3,297)
2015	—	(255)	(255)
	$(10,670)	$(139)	$(10,809)

The following tables summarize the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Quarter ended September 30, 2013			Quarter ended September 30, 2012
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$(10,201)	$4,018	$(6,183)	$(13,580)	$12,209	$(1,371)
Gain (loss) reclassified from accumulated OCI into income (effective portion)[1]	(6,114)	1,908	(4,206)	(753)	3,822	3,069
Gain (loss) recognized in income on derivative (ineffective portion)[1]	$—	$(130)	$(130)	$—	$342	$342

	Nine months ended September 30, 2013			Nine months ended September 30, 2012
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$(8,518)	$210	$(8,308)	$(17,755)	$11,983	$(5,772)
Gain (loss) reclassified from accumulated OCI into income (effective portion)[1]	(21,328)	6,898	(14,430)	3,628	13,475	17,103
Gain (loss) recognized in income on derivative (ineffective portion)[1]	$—	$(2,107)	$(2,107)	$—	$(211)	$(211)

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion, if any) are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.